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                                                                    EXHIBIT 10.4

                                  EXCEL, INC.

                     Non-Qualified Stock Option Agreement
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     Excel, Inc., a Massachusetts corporation ("Excel"), hereby grants as of the
_______ day of 19__, to _________________ (the "Optionee"), an option to purchase a maximum of ___ shares of its no par value Non-Voting Common Stock at the price of ______ Dollars ($______) per share, subject to the following terms and conditions:

     1.   Grant as Non-Qualified Option; Other Options.  This option shall be
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treated for federal income tax purposes as a Non-Qualified Stock Option (rather than an incentive stock option), and the Board of Directors of Excel will take appropriate action, if necessary, to achieve this result. This option is in addition to any other options previously or subsequently granted to the Optionee.

     2.   Extent of Option if Business Relationship Continues.  If the Optionee
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is continuing to serve Excel in the capacity of an employee, officer, director or consultant (such continuing service being described herein as maintaining or being involved in a "Business Relationship" with Excel), on the following dates, the Optionee may exercise this option for the number of shares set forth opposite the applicable date:

   -------------------------------------------------------------------
        less than one year                        -0 shares
        from the date hereof;

   -------------------------------------------------------------------
        one year but less                         ________ shares
        than two years from
        the date hereof

   -------------------------------------------------------------------
        two years but less                        -an additional
        than three years                          ______ shares
        from the date hereof

   -------------------------------------------------------------------
        three years but less                      -an additional
        than four years from                      ______ shares
        the date hereof

   -------------------------------------------------------------------
        Four years but less                       -an additional
        than five years from                      ______ shares
        the date hereof

   -------------------------------------------------------------------
        Five years from the                       an additional
        date hereof                               _______ shares

   -------------------------------------------------------------------

The foregoing rights are cumulative and, while the Optionee continues to maintain a Business Relationship with Excel, may be exercised on or before the "Termination Date", which shall mean the
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earlier of (i) that date specified in either Section 3 or 4, if applicable, or
(ii) that date which is ten (10) years from the date this option is granted.

     3.   Termination of Business Relationship.  If the Optionee ceases to
          ------------------------------------
maintain a Business Relationship with Excel, other than by reason of death of "Disability" as defined in Section 4, this option shall terminate after the passage of sixty (60) days from the date the Business Relationship ceases, but in no event later than the Termination Date. In such a case, the Optionee's only rights hereunder shall be those which are properly exercised before the Termination Date.

     4.   Death; Disability.  If the Optionee dies while involved in a Business
          -----------------
Relationship with Excel, this option may be exercised, to the extent of the number of shares with respect to which the Optionee could have exercised it on the date of this death, by his estate, personal representative or beneficiary to whom this option has been assigned pursuant to Section 8, at any time within sixty (60) days after the date of death, but not later than the Termination Date. If the Optionee is a natural person whose Business Relationship with Excel is terminated by reason of his "Disability" (as hereinafter defined), this option may be exercised, to the extent of the number of shares with respect to which the Optionee could have exercised it on the date the Business Relationship was terminated, at any time within sixty (60) days after the date of such termination, but not later than the Termination Date. In such a case, the Optionee's only rights hereunder shall be those which are properly exercised before the Termination Date. For purposes of this Agreement, a "Disability" shall mean the inability of the Optionee to perform the duties required under the term of their Business Relationship with Excel for sixty (60) days (whether or not consecutive) during any twelve (12) month period.

     5.   Partial Exercise.  Exercise of this option may be made in whole or in
          ----------------
part at any time and from time to time within the limitations provided herein, except that this option may not be exercised for a fraction of a share unless such exercise is with respect to the final installment of stock subject to this option and a fractional share (or cash in lieu thereof) must be issued to permit the Optionee to exercise completely such final installment. Any fractional share with respect to which an installment of this option cannot be exercised because of the limitation contained in the preceding sentence shall remain subject to this option and shall be available for later purchase by the Optionee in accordance with the terms hereof.

     6.   Payment of Price.  The option price is payable in United States
          ----------------
dollars and may be paid:

          (a) in cash or by check, or any combination of the foregoing, equal in amount to the option price; or (b) in the discretion of the Excel Board of Directors, in cash, by check, by delivery of shares of Excel's Non-Voting Common Stock having a fair market value (as determined by the Excel Board of Directors) equal as of the date of exercise to the option price, or by any combination of the foregoing, equal in amount to the option price; or (c) in the discretion of the Excel Board of Directors, in cash, by check, by delivery of shares of Excel's Non-Voting Common stock having an aggregate fair market value (as determined by the Excel Board of Directors) equal as of the date of exercise to the option price, by delivery of the Optionee's personal recourse note bearing interest payable not less than annually at no less than 100% of the lowest applicable Federal Rate, as defined in Section 1274(d) of the Internal Revenue Code of 1986, as amended, or by any combination of the foregoing, equal in amount to the option price.
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     If the Optionee delivers Non-Voting Common stock held by the Optionee (the
"Old Stock") to Excel in full or partial payment of the option price, and the Old Stock so delivered is subject to restrictions or limitations imposed by agreement between the Optionee and Excel, the Non-Voting Common stock received by the Optionee on the exercise of this option shall be subject to all restrictions and limitations applicable to the Old Stock to the extent that the Optionee paid for such Non-Voting Common stock by delivery of Old Stock, in addition to any restrictions or limitations imposed by this Agreement.

     7.   Method of Exercising Option.  Subject to the terms and conditions of
          ---------------------------
this agreement, this option may be exercised by written notice to Excel, at the principal executive office of Excel, or to such transfer agent as Excel shall designate. Such notice shall state the election to exercise this option and the number of shares in respect of which it is being exercised and shall be signed by the person or persons so exercising this option. Such notice shall be accompanied by payment of the full purchase price of such shares, and Excel shall deliver a certificate or certificates representing such shares as soon as practicable after the notice and purchase price shall be received. The certificate or certificates for the shares as to which this option shall have been so exercised shall be registered in the name of the person or persons so exercising this option (or, if this option shall be exercised by the Optionee and if the Optionee shall so request in the notice exercising this option and Excel shall, in its sole discretion, agree, shall be registered in the name of the Optionee and another person jointly, with right of survivorship), and shall be delivered as provided above to or upon the written order of the person or persons exercising this option. In the event this option shall be exercised pursuant to Section 4 hereof by any person or persons other than the Optionee, such notice shall be accompanied by appropriate proof of the right of such person or persons to exercise this option. All shares that shall be purchased upon the exercise of this option as provided herein shall be fully paid and non-assessable and shall be subject to the stock transfer restrictions set forth herein. All such shares and any shares of capital stock of Excel thereafter acquired by Optionee as a result of any subdivision, combination or reclassification of outstanding shares into a greater or smaller number of shares, or as a result of any recapitalization, reorganization, stock split, stock dividend or any similar event, are referred to herein as the "Shares."

     8.   Option Not Transferable.  This option is not transferable or
          -----------------------
assignable except by will or by the laws of descent and distribution. During the Optionee's lifetime only the Optionee (or the guardian of an Optionee) may exercise this option.

     9.   No Obligation to Exercise Option.  The grant and acceptance of this
          --------------------------------
option imposes no obligation on the Optionee to exercise it.

     10.  No Obligation to Continue Business Relationship.  Excel is not by this
          -----------------------------------------------
option obligated to continue to maintain a Business Relationship with the Optionee.

     11.  No Rights as Stockholder until Exercise.  The Optionee shall have no
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rights as a stockholder with respect to shares subject to this Agreement until a stock certificate therefor has been issued to the Optionee and is fully paid for. Except as is expressly provided in this Agreement with respect to certain changes in the capitalization of Excel, no adjustment shall be made for dividends or similar rights for which the record date is prior to the date such stock certificate is issued.
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     12.  Restrictions on Transfer.  Until the occurrence of a "Restrictions
          ------------------------
Termination Event' (as defined below), Optionee agrees to be bound individually and to bind Optionee's heirs, transferees, executors, administrators and assigns, not to sell, assign, gift, transfer, pledge, hypothecate, mortgage or otherwise dispose of, (including, without limitation, by any voluntary, involuntary or court ordered transfer in connection with divorce proceedings or any divorce settlement, or by the laws of bankruptcy, insolvency, intestacy, descent and distribution or otherwise), or in any way encumber all or any of the Shares (or securities or other interests in the Shares), ("Transfer"), except as expressly permitted by this Agreement. A "Restriction Termination Event" shall mean the first to occur of (i) Excel and all of its shareholders enter into a binding agreement providing restrictions upon transfer of Excel's capital stock (including the "Shares") which agreement specifies replacing restrictions set forth in this Agreement or, (ii) the Shares are registered and available to be offered to the public pursuant to an effective registration statement filed under the Securities Act of 1933 as amended. Notwithstanding the foregoing, Optionee may Transfer all or any portion of the Shares at any time or from time to time to Optionee's spouse or to a member of Optionee's immediate family provided the proposed transferee agrees in writing to be bound by the terms and conditions of this Agreement or another agreement with, and in form and substance satisfactory to, Excel.

     13.  Right of First Refusal.  If at any time prior to the occurrence of a
          ----------------------
Restrictions Termination Event, Optionee desires or would otherwise be required to Transfer all or any portion of the Shares, Optionee shall give written notice to Excel (the "Option Notice"), setting forth all of the relevant facts and circumstances surrounding the proposed Transfer and the number of Shares subject to such proposed Transfer (the "Offered Shares"), which Option Notice shall be accompanied by a photocopy of any written offer and shall set forth at least the name and address of the Offeror and the price (or assessed value) for the Shares and the terms for Transfer thereof.

          Upon the receipt of the Option Notice, Excel shall have an assignable option (and, for only the limited purposes hereof, any such assignee shall be deemed to be referred to as if it was specifically mentioned in addition or instead of "Excel"), to purchase all, but not less than all, of the Offered Shares specified in the Option Notice, exercisable by giving , within twenty
(20) business days after the receipt of the Option Notice (the "Exercise Period"), a counter-notice in writing to Optionee. If Excel elects to purchase all, but not less than all, of such Offered Shares, it shall be obligated to purchase, and Optionee shall be obligated to sell to Excel, all of such Offered Shares within ninety (90) days from the date of Excel's receipt of the Option Notice at the price and terms indicated in the Option Notice or, if such terms do not simply require the payment of money, the reasonably equivalent monetary value therefor, within ninety (90) days from the date of Excel's receipt of the Option Notice. Optionee further agrees to vote as a stockholder and/or a director of Excel in favor of any action the Board of Directors (excluding Optionee) deems necessary or appropriate in order of Excel to purchase Optionee's Shares including, but not limited to, actions associated with structuring and financing such purchase.

     Optionee may sell any or all of such Offered Shares which Excel has not so elected to purchase during the ninety (90) day period following the date of expiration of the Exercise Period (the "Transfer Period"), provided that: (a) such sale shall only be made pursuant to the terms indicated in the Option Notice; (b) Optionee shall not sell such Offered Shares if the proposed transferee is a competitor of Excel (as determined in Excel's Board of Directors' sole discretion), and Excel gives written notice within the Exercise Period forbidding such sale to Optionee; and (c) prior to and as a condition of the
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transfer of such Offered Shares to the proposed transferee, that proposed transferee shall execute an agreement with, and in form and substance satisfactory to, Excel pursuant to which that proposed transferee agrees to be subject to the stock transfer restrictions set forth in this Agreement. If any or all of such Offered Shares are not Transferred pursuant to the terms indicated in the Option Notice within the Transfer Period, the unsold Offered Shares shall remain subject to the terms of this Agreement.

     14.  Withholding Taxes.  The Optionees hereby agrees that Excel may
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withhold from the Optionee's wages or other remuneration the appropriate amount of federal, state and local taxes attributable to the Optionees' exercise of any installment of this Option. At Excel's discretion, the amount required to be withheld may be withheld in cash from such wages or other remuneration, or in kind from the non-Voting Common Stock otherwise deliverable to the Optionee on exercise of this option. The Optionee further agrees that, if Excel does not withhold an amount from the Optionee's wages or other remuneration sufficient to satisfy Excel's withholding obligation, the Optionee will reimburse Excel on demand, in cash, for the amount underwithheld.

     15.  No Exercise of Option if Business Relationship is Terminated for
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Misconduct.  If the Business Relationship of the optionee is terminated by Excel
----------
for "Misconduct" (as hereinafter defined), this option shall terminate on the date of such termination and shall thereupon not be exercisable to any extent whatsoever, notwithstanding any provision herein to the contrary. For purposes of this Agreement "Misconduct" shall mean conduct, as determined by Excel's
Board of Directors (excluding the Optionee, if the Optionee is a member), involving one or more of the following: (i) the substantial and continuing failure of the Optionee to render serves to Excel in accordance with his assigned duties; (ii) a determination that the Optionee has inadequately performed the duties required by their Business Relationship; (iii) disloyalty, gross negligence, dishonesty or breach of fiduciary duty to Excel; (iv) the commission of an act of embezzlement, fraud, disloyalty, dishonesty or deliberate disregard of the rules or polices of Excel which results in loss, damage or injury to Excel, whether directly or indirectly; (v) the unauthorized disclosure of any trade secret or confidential information of Excel; or (vi) the commission of an act which constitutes unfair competition with Excel or which induces any customer of or Vendor to Excel to break a contract or otherwise materially adversely alter its relationship with Excel. In making such determination, Excel's Board of Directors shall act fairly and in utmost good faith and shall give the Optionee an opportunity to appear and to be heard at a hearing before it. For the purposes of this Section 15, termination of the Business Relationship shall be deemed to occur when the Optionee receives notice (whether written or oral) that the Business Relationship is terminated.

16.  Miscellaneous Provisions.  This Agreement shall be governed by and
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interrupted in accordance with the laws of the Commonwealth of Massachusetts.
This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument. This Agreement shall become binding when one or more counterparts hereof, individually or taken together, shall bear the signatures of all of the parties reflected hereon as the signatories. This Agreement contains the entire understanding among the parties hereto with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements and understandings, inducements or conditions, express or implied, oral or written , except as herein contained. This Agreement may not be modified or amended other than by an agreement in writing signed by the parties hereto. The Section headings in this agreement are for convenience only and they form no part of this Agreement and shall not affect its interpretation. Words used herein, regardless of the number and gender specifically used, shall be deemed and construed to
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include any other number, singular or plural, and any other gender, masculine, feminine or neuter, as the context requires. In computing the number of days for purposes of this Agreement all days shall be counted, including Saturdays, Sundays and holidays; provided, however, that if the final day of any time period falls on a Saturday, Sunday or Massachusetts legal holiday, then the final day shall be deemed to be the next day which is not Saturday, Sunday or a Massachusetts legal holiday.

IN WITNESS WHEREOF Excel and the Optionee have caused this instrument to be executed, and the optionee whose signature appears below acknowledges receipt of and acceptance of an original copy of this Agreement.


_____________________________            EXCEL, INC.
Optionee Signature


_____________________________            By: ________________________

Print Name of Optionee                   Robert P. Madonna, President


_____________________________
Street Address


_____________________________
City,  State   Zip Code